UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 27, 2018, the Board of Directors of Polaris Industries Inc. (the “Company”) approved the amendment and restatement of the Company’s Bylaws, as amended and restated, to reflect prior amendments to the Minnesota Business Corporation Act and modernize the Bylaws.

The amendments include the following, among others: (i) providing the flexibility, but not the requirement, for the Company to hold “virtual” or “hybrid-virtual” shareholder meetings, (ii) clarifying that various notices and consents may be given by electronic communication and (iii) confirming the ability of Board committees to create subcommittees.

The Bylaws, as further amended and restated to incorporate the amendments described above, are filed as Exhibit 3.2 hereto.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

3.2	Bylaws of Polaris Industries Inc., As Amended and Restated on February 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 27, 2018

POLARIS INDUSTRIES INC.

/s/Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President – Legal, General Counsel and Secretary

EXHIBIT INDEX

3.2	Bylaws of Polaris Industries Inc., As Amended and Restated on February 27, 2018.